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                                                                    Exhibit 99.2

                      STATEMENT OF CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350


         In connection with the Form 10-Q of Universal Corporation for the period ended March 31, 2003, I, Hartwell H. Roper, Vice President and Chief Financial Officer of Universal Corporation, hereby certify pursuant to 18 U.S.C.
(S)1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

         (a) such Form 10-Q for the period ended March 31, 2003, fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934, as amended; and

         (b) the information contained in such Form 10-Q for the period ended March 31, 2003, fairly presents, in all material respects, the consolidated financial condition and results of operations of Universal Corporation and its subsidiaries as of and for the periods presented in such Form 10-Q.

         By:   /s/  Hartwell H. Roper                     Date:  May 8, 2003
            ----------------------------------------
               Hartwell H. Roper
               Vice President and Chief Financial Officer

         A signed original of this written statement required by Section
           906 has been provided to Universal Corporation and will be retained by Universal Corporation and furnished to the Securities and Exchange Commission or its staff upon request.